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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): JANUARY 9, 2001
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                      APPLIED SCIENCE AND TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                     0-22646                      04-2962110
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


                                90 INDUSTRIAL WAY
                         WILMINGTON, MASSACHUSETTS 01887
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (978) 284-4000
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ITEM 5. OTHER EVENTS.

     On January 9, 2001, the Registrant publicly disseminated a press release regarding its preliminary financial results for the second quarter of its Fiscal Year 2001. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1 The Registrant's Press Release dated January 9, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           APPLIED SCIENCE AND TECHNOLOGY, INC.



Date: January 10, 2001                     /s/ Dr. Richard S. Post
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                                           BY: DR. RICHARD S. POST
                                           CHIEF EXECUTIVE OFFICER AND
                                           CHAIRMAN OF THE BOARD OF DIRECTORS
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                                  EXHIBIT INDEX
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EXHIBIT                                                       SEQUENTIAL
NUMBER             DESCRIPTION                                PAGE NUMBER
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99.1               The Registrant's Press Release
                   dated January 9, 2001.